EXHIBIT 24.1

                                   VIACOM INC.

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements of Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, including amendments or supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of up to $1.8 billion principal amount of debt securities of Viacom Inc., and (2) any registration statements, reports and applications relating to such debt securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of November.




                        /s/  George S. Abrams                           Director
                    ------------------------------------
                             George S. Abrams


                        /s/  George H. Conrades                         Director
                    ------------------------------------
                             George H. Conrades


                        /s/  Philippe P. Dauman                         Director
                    ------------------------------------
                             Philippe P. Dauman


                        /s/  William H. Gray III                        Director
                    ------------------------------------
                             William H. Gray III


                        /s/  Mel Karmazin                               Director
                    ------------------------------------
                             Mel Karmazin


                        /s/  Jan Leschly                                Director
                    ------------------------------------
                             Jan Leschly

                        /s/  David T. McLaughlin                        Director
                    ------------------------------------
                             David T. McLaughlin


                        /s/  Leslie Moonves                             Director
                    ------------------------------------
                             Leslie Moonves


                        /s/  Brent D. Redstone                          Director
                    ------------------------------------
                             Brent D. Redstone


                        /s/  Shari Redstone                             Director
                    ------------------------------------
                             Shari Redstone


                        /s/  Frederick V. Salerno                       Director
                    ------------------------------------
                             Frederick V. Salerno


                        /s/  William Schwartz                           Director
                    ------------------------------------
                             William Schwartz


                        /s/  Ivan Seidenberg                            Director
                    ------------------------------------
                             Ivan Seidenberg


                        /s/  Patty Stonesifer                           Director
                    ------------------------------------
                             Patty Stonesifer


                        /s/  Robert D. Walter                           Director
                    ------------------------------------
                             Robert D. Walter

                                   VIACOM INC.

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC. (the "Company") hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements of Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, including amendments or supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statements or amendments thereto, covering the offering and issuance of up to $1.8 billion principal amount of debt securities of Viacom Inc., and (2) any registration statements, reports and applications relating to such debt securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January.




                        /s/  David R. Andelman                          Director
                    ------------------------------------
                             David R. Andelman